SCHEDULE OF LONG-TERM INVESTMENTS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Schedule Of Long-term Investments
Equity method investments		¥ 105,528	¥ 72,111
Equity securities accounted for under measurement alternative		220,981	227,371
Equity securities with readily determinable fair values		37,650	114,843
Total long-term investments	$ 51,291	¥ 364,159	¥ 414,325